UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 20, 2008

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

ITEM 2.01                                 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

During the period from January 1, 2007 through November 30, 2007, we acquired 13 retail shopping centers and eight industrial projects.  Also, we invested in five unconsolidated real estate joint ventures and partnerships to acquire seven retail and seven industrial properties.  Our ownership interest ranges from 10% to 25% in these unconsolidated real estate joint ventures and partnerships.

Material factors considered by us in evaluating acquisition opportunities include the prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required.  We are not aware of any other material factors other than those listed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Our total investment in acquisitions and unconsolidated real estate joint ventures and partnerships during 2007 was approximately $525 million.  Audited financial statements for approximately $285 million of those purchases (the "Acquired Properties") are submitted in ITEM 9.01 below.  Unaudited pro forma financial information of the Acquired Properties and other acquisitions (“Other Acquisitions”) are also included in ITEM 9.01 below.

ITEM 9.01                                 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

(a)	Financial statements of businesses acquired:

	1.	Bourn Properties Portfolio

		(i)	Independent Auditors’ Report

		(ii)	Combined Statement of Revenues and Certain Expenses for the Year Ended December 31, 2006

		(iii)	Notes to Combined Statement of Revenues and Certain Expenses for the Year Ended December 31, 2006

	2.	Devon Properties Portfolio

		(i)	Independent Auditors' Report

		(ii)	Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2007 (Unaudited) and for the Year Ended December 31, 2006

		(iii)	Notes to Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2007 (Unaudited) and for the Year Ended December 31, 2006

	3.	Prudential Properties Portfolio

		(i)	Independent Auditors' Report

		(ii)	Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2007(Unaudited) and for the Year Ended December 31, 2006

		(iii)	Notes to Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2007 (Unaudited) and for the Year Ended December 31, 2006

(b)
Pro Forma Condensed Consolidated Financial Statements (unaudited) of Weingarten Realty Investors, the Bourn Properties Portfolio, the Devon Properties Portfolio, the Prudential Properties Portfolio and Other Acquisitions

	1.	Pro Forma Condensed Consolidated Statements of Income from Continuing Operations for the Year Ended December 31, 2006 and the Nine Months Ended September 30, 2007

	2.	Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007

	3.	Notes and Significant Assumptions to Proforma Condensed Financial Statements

	4.	Consolidated Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year Ended December 31, 2006

(c)	Exhibits:

Included herewith is Exhibit No. 23.1, the Consent of Independent Auditors

INDEPENDENT AUDITORS’ REPORT

To the Board of Trust Managers and Shareholders of Weingarten Realty Investors:

We have audited the accompanying combined statement of revenues and certain expenses (the “Historical Summary”) of the Bourn Properties Portfolio (the “Portfolio”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting as it relates to the Historical Summary.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Weingarten Realty Investors) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the combined revenues and certain expenses discussed in Note 2 to the Historical Summary of the Bourn Properties Portfolio for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Houston, Texas
January 28, 2008

BOURN PROPERTIES PORTFOLIO
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2006

Year Ended December 31, 2006
REVENUES:
Rental	$7,274,524
Tenant reimbursements	1,190,547
Total Revenues	8,465,071

CERTAIN EXPENSES:
Property operating and maintenance	610,347
Ad valorem taxes	768,342
1,378,689

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$7,086,382

See accompanying notes to the combined statement of revenues and certain expenses.

BOURN PROPERTIES PORTFOLIO
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2006

1.            Organization

The accompanying combined statement of revenues and certain expenses (the "Historical Summary") includes the operations of the Bourn Properties Portfolio (the "Portfolio").  The Portfolio was purchased by Weingarten Realty Investors (the "Company") in two components; four of the properties were acquired on January 22, 2007 and the remaining two properties were acquired on March 13, 2007.  The Company’s investment in the Portfolio was approximately $140 million.

The following properties were acquired (Unaudited):

Center Name	Acquisition Date	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date
Entrada de Oro	01/22/2007	89,000	Tucson, AZ	Wal-Mart, Taco Bell, Eegee’s, KFC	81%
Oracle Crossing	01/22/2007	254,000	Tucson, AZ	Kohl’s, Peter Piper Pizza, Sprouts Farmers Market	85%
Oracle Wetmore	01/22/2007	287,000	Tucson, AZ	Home Depot, Circuit City, PetSmart, Walgreen’s, BJ’s Restaurant & Brewery	89%
Scottsdale Horizon	01/22/2007	10,000	Scottsdale, AZ	Baja Fresh, Century 21, Cold Stone Creamery, Hungry Howie’s Pizza	100%
Madera Village	03/13/2007	97,000	Tucson, AZ	Safeway, Walgreen’s, Ace Hardware	100%
Shoppes at Bears Path	03/13/2007	44,000	Tucson, AZ	Carondolet Medical Group, Coldwell Banker, Leslie’s Poolmart	86%

The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.            Summary of Significant Accounting Policies

Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate acquisitions to be included with certain filings with the SEC.  The Historical Summary for the year ended December 31, 2006 includes the historical revenues and certain operating expenses of the Portfolio, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Portfolio.

Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease.  An adjustment for straight line rent increased rental revenue by $683,000 for the year ended December 31, 2006.  Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint.  All leases have been accounted for as operating leases.  Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which are recognized in the period the related expenses are recognized.

Certain Expenses - Repairs and maintenance expenditures are expensed as incurred.  Ad valorem taxes are capitalized if costs are attributable to construction activity.  Capitalization of such costs ceases at the earlier of one year from the completion of major construction or when the property, or any completed portion, becomes available for occupancy.  For the year ended December 31, 2006, ad valorem taxes capitalized totaled $68,000.

Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Portfolio’s management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures.  Actual results could differ from those estimates.

3.            Rentals Under Operating Leases

Future minimum rental revenue from non-cancelable operating leases at December 31, 2006 is as follows:

2007	$8,033,949
2008	$8,031,519
2009	$7,396,134
2010	$7,028,080
2011	$6,919,149
Thereafter	$81,693,035

The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales.  Percentage rental income and tenant reimbursements totaled $54,000 and $1.2 million, respectively, for the year ended December 31, 2006.

4.            Tenant Concentration

Each of the six properties has at least one anchor tenant.  The anchor tenants include Wal-Mart, Home Depot, PetSmart, Walgreen’s, Kohl’s, Circuit City and Safeway.  The largest tenant represented approximately 12% of the total rental revenue recorded by the Portfolio for the year ended December 31, 2006.

INDEPENDENT AUDITORS’ REPORT

To the Board of Trust Managers and Shareholders of Weingarten Realty Investors:

We have audited the accompanying combined statement of revenues and certain expenses (the “Historical Summary”) of the Devon Properties Portfolio (the “Portfolio”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting as it relates to the Historical Summary.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Weingarten Realty Investors) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the combined revenues and certain expenses discussed in Note 2 to the Historical Summary of the Devon Properties Portfolio for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Houston, Texas
January 28, 2008

DEVON PROPERTIES PORTFOLIO
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE THREE MONTHS ENDED MARCH 31, 2007 (UNAUDITED) AND
FOR THE YEAR ENDED DECEMBER 31, 2006

	Three Months Ended March 31, 2007 (Unaudited)	Year Ended December 31, 2006
REVENUES:
Rental	$421,192	$1,508,749
Tenant reimbursements	63,429	215,614
Total Revenues	$484,621	$1,724,363

CERTAIN EXPENSES:
Property operating and maintenance	$15,212	$67,204
Ad valorem taxes	41,766	166,931
Total Certain Expenses	$56,978	$234,135

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$427,643	$1,490,228

See accompanying notes to combined statements of revenues and certain expenses.

DEVON PROPERTIES PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE THREE MONTHS ENDED MARCH 31, 2007 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2006

1.            Organization

The accompanying combined statements of revenue and certain expenses (the "Historical Summary") include the operations of the Devon Properties Portfolio (the "Portfolio").  The Portfolio was purchased by Weingarten Realty Investors (the “Company”) in April 2007 and includes two industrial buildings.  The Company’s investment in the Portfolio was approximately $26 million.

The following properties were acquired (Unaudited):

Center Name	Acquisition Date	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date
Walthall D	04/20/2007	287,000	Colonial Heights, VA	Sharper Image, Recall Total Information Management	66%
Northlake A	04/20/2007	215,000	Ashland, VA	FedEx Ground, Owens & Minor	100%

The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.            Summary of Significant Accounting Policies

Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate acquisitions to be included with certain filings with the SEC.  The Historical Summary for the year ended December 31, 2006 includes the historical revenues and certain operating expenses of the Portfolio, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Portfolio.

Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease.  An adjustment for straight line rent increased rental revenue by $58,000 for the year ended December 31, 2006 and $57,000 for the three months ended March 31, 2007 (unaudited).  All leases have been accounted for as operating leases.  Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which are recognized in the period the related expenses are recognized.

Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires the Portfolio’s management to make estimates and assumptions that affect amounts reported in the financial statements as well as certain disclosures.  Actual results could differ from those estimates.

3.            Rentals Under Operating Leases

Future minimum rental revenue from non-cancelable operating leases at December 31, 2006 is as follows:

2007	$1,560,291
2008	$1,661,357
2009	$1,458,021
2010	$1,278,702
2011	$837,065
Thereafter	$3,105,448

The future minimum lease payments do not include estimates for tenant reimbursements.  Tenant reimbursements totaled $216,000 for the year ended December 31, 2006 and $63,000 for the three months ended March 31, 2007 (unaudited).

4.            Tenant Concentration

Tenants of the Portfolio include Sharper Image, Recall Total Information Management, FedEx Ground, Owens & Minor and VSE Corporation.  The two largest tenants represented approximately 29% and 28% of the total rental revenue recorded by the Portfolio in 2006 and each represented 25% of the total rental revenue recorded in 2007.  The rental revenue from any of the remaining individual tenants did not exceed 12% and 13% of the total rental revenue for the year ended December 31, 2006 and for the three months ended March 31, 2007 (unaudited), respectively.

INDEPENDENT AUDITORS’ REPORT

To the Board of Trust Managers and Shareholders of Weingarten Realty Investors:

We have audited the accompanying combined statement of revenues and certain expenses (the “Historical Summary”) of the Prudential Properties Portfolio (the “Portfolio”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting as it relates to the Historical Summary.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Weingarten Realty Investors) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the combined revenues and certain expenses discussed in Note 2 to the Historical Summary of the Prudential Properties Portfolio for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Houston, Texas
January 28, 2008

PRUDENTIAL PROPERTIES PORTFOLIO
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND
FOR THE YEAR ENDED DECEMBER 31, 2006

	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
REVENUES:
Rental	$3,852,108	$7,699,829
Tenant reimbursements	1,294,263	2,323,211
Total Revenues	$5,146,371	$10,023,040

CERTAIN EXPENSES:
Property operating and maintenance	$393,645	$708,153
Ad valorem taxes	979,385	$1,942,682
Total Certain Expenses	$1,373,030	$2,650,835

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$3,773,341	$7,372,205

See accompanying notes to combined statements of revenues and certain expenses.

PRUDENTIAL PROPERTIES PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2006

1.            Organization

The accompanying combined statements of revenues and certain expenses (the "Historical Summary") include the operations of the Prudential Properties Portfolio (the "Portfolio").  The Portfolio was purchased by Weingarten Realty Investors (the “Company”) in July 2007 and includes two retail shopping centers.  The Company’s investment in the Portfolio was approximately $118 million.  The following properties were acquired (Unaudited):

Center Name	Acquisition Date	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date
Perimeter Village	07/03/2007	388,000	Atlanta, GA	Borders, Cost Plus, DSW, Wal-Mart	86%
Burbank Station	07/03/2007	304,000	Burbank, IL	Babies ‘R Us, Home Depot, Office Max, PetSmart, Sports Authority	100%

The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.            Summary of Significant Accounting Policies

Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate acquisitions to be included with certain filings with the SEC.  The Historical Summary for the year ended December 31, 2006 includes the historical revenues and certain operating expenses of the Portfolio, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Portfolio.

Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease.  An adjustment for straight line rent decreased rental revenue by $244,000 for the year ended December 31, 2006 and $113,000 for the six months ended June 30, 2007 (unaudited).  Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint.  All leases have been accounted for as operating leases.  Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which are recognized in the period the related expenses are recognized.

Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires the Portfolio’s management to make estimates and assumptions that affect amounts reported in the financial statements as well as certain disclosures.  Actual results could differ from those estimates.

3.            Rentals Under Operating Leases

Future minimum rental revenue from non-cancelable operating leases at December 31, 2006 is as follows:

2007	$7,892,234
2008	$7,694,523
2009	$7,092,238
2010	$6,061,366
2011	$4,078,402
Thereafter	$23,325,976

The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales.  Tenant reimbursements totaled $2.3 million for the year ended December 31, 2006 and $1.3 million for the six months ended June 30, 2007 (unaudited).  There was no percentage rent recorded in either period.

4.            Tenant Concentration

Each property has at least one anchor tenant.  Anchor tenants include Home Depot, PetSmart, Babies ‘R Us, Sports Authority, Wal-Mart, DSW, Borders, Office Max, and Cost Plus.  The largest tenant represented approximately 12% and 11% of the total rental revenue recorded by the Portfolio for the year ended December 31, 2006 and the six months ended June 30, 2007 (unaudited), respectively.

Weingarten Realty Investors
Pro Forma Condensed Consolidated Statements of Income From Continuing Operations
Year Ended December 31, 2006
(in thousands, except per share amounts)
(Unaudited)

These unaudited Pro Forma Condensed Consolidated Statements of Income From Continuing Operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 are presented as if the acquisition of the Bourn Properties Portfolio, the Devon Properties Portfolio, the Prudential Properties Portfolio and the other properties acquired from January 1, 2007 through November 30, 2007 (the “Other Acquisitions”), as set forth in the Notes and Significant Assumptions, had occurred as of the beginning of the periods presented.  In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.  These unaudited Pro Forma Condensed Consolidated Statements of Income From Continuing Operations are not necessarily indicative of what actual results of operations would have been had these transactions occurred on January 1, 2006, nor do they purport to represent the results of operations for future periods.  The unaudited Pro Forma Condensed Consolidated Statement of Income from Continuing Operations for the year ended December 31, 2006 includes an adjustment for discontinued operations that resulted from dispositions of real estate assets during the period from January 1, 2007 through September 30, 2007 in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”
	As Reported	Adjustment for Discontinued Operations	Adjustment for Bourn, Devon & Prudential Properties Portfolios	Adjustment for Other Acquisitions	Pro Forma
Revenues:
Rentals	$554,361	$(21,082)	$20,213	$13,050	$566,542
Other	7,019	(93)			6,926
Total	561,380	(21,175)	20,213	13,050	573,468
Expenses:
Depreciation and amortization	127,613	(5,844)	5,211	3,395	130,375
Operating	91,422	(2,879)	1,386	1,631	91,560
Ad valorem taxes	65,528	(2,724)	2,878	1,734	67,416
General and administrative	23,801				23,801
Total	308,364	(11,447)	9,475	6,760	313,152
Operating Income	253,016	(9,728)	10,738	6,290	260,316
Interest Expense	(146,943)	1,291	(12,188)	(10,830)	(168,670)
Interest and Other Income	9,045	(1)			9,044
Equity Earnings of Real Estate Joint Ventures and Partnerships, net	14,655			2,742	17,397
Income Allocated to Minority Interests	(6,414)				(6,414)
Gain on Sale of Properties	22,467	26			22,493
Gain on Land and Merchant Development Sales	7,166				7,166
Provision for Income Taxes	(1,366)				(1,366)
Income (Loss) From Continuing Operations	$151,626	$(8,412)	$(1,450)	$(1,798)	$139,966

Income (Loss) From Continuing Operations Available to Common Shareholders:
Basic	$141,525	$(8,412)	$(1,450)	$(1,798)	$129,865
Diluted	$146,978	$(8,412)	$(1,450)	$(1,798)	$135,318

Income From Continuing Operations per Common Share – Basic	$1.61				$1.48
Income From Continuing Operations per Common Share – Diluted	$1.60				$1.47

Weighted Average Number of Shares Outstanding:
Basic	87,719				87,719
Diluted	91,779				91,779

See accompanying notes and significant assumptions to pro forma condensed financial statements.

Weingarten Realty Investors
Pro Forma Condensed Consolidated Statements of Income From Continuing Operations
Nine Months Ended September 30, 2007
(in thousands, except per share amounts)
(Unaudited)

	As Reported	Adjustment for Bourn, Devon & Prudential Properties Portfolios	Adjustment for Other Acquisitions	Pro Forma
Revenues:
Rentals	$436,353	$6,675	$6,659	$449,687
Other	9,766			9,766
Total	446,119	6,675	6,659	459,453
Expenses:
Depreciation and amortization	98,042	1,517	1,488	101,047
Operating	76,534	518	808	77,860
Ad valorem taxes	53,195	1,135	789	55,119
General and administrative	19,650			19,650
Total	247,421	3,170	3,085	253,676
Operating Income	198,698	3,505	3,574	205,777
Interest Expense	(110,384)	(3,887)	(5,240)	(119,511)
Interest and Other Income	6,838			6,838
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	12,513		1,184	13,697
Income Allocated to Minority Interests	(7,678)			(7,678)
Gain on Sale of Properties	3,010			3,010
Gain on Land and Merchant Development Sales	8,150			8,150
Provision for Income Taxes	(1,933)			(1,933)
Income (Loss) From Continuing Operations	$109,214	$(382)	$(482)	$108,350

Income (Loss) From Continuing Operations Available to Common Shareholders:
Basic	$92,729	$(382)	$(482)	$91,865
Diluted	$96,040	$(382)	$(482)	$95,176

Income From Continuing Operations per Common Share - Basic	$1.08			$1.07
Income From Continuing Operations per Common Share - Diluted	$1.07			$1.06

Weighted Average Number of Shares Outstanding:
Basic	85,914			85,914
Diluted	89,410			89,410

See accompanying notes and significant assumptions to pro forma condensed financial statements.

Weingarten Realty Investors
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007
(in thousands)
(Unaudited)

This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the investment in an unconsolidated real estate joint venture and the acquisition of two industrial properties in October 2007 as set forth in the Notes and Significant Assumptions had occurred as of September 30, 2007.  The allocation of the purchase price of certain acquired properties is based upon preliminary estimates and assumptions.  Accordingly, these allocations are subject to revision when they have been completed.  However, in management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

		Adjustment
		For
	As Reported	Acquisitions	Pro Forma
ASSETS:

Property	$4,852,683	$16,915	$4,869,598
Accumulated Depreciation	(750,676)		(750,676)
Property Held for Sale, net	6,012		6,012
Property – net	4,108,019	16,915	4,124,934
Investment in Real Estate Joint Ventures and Partnerships	297,397	5,858	303,255
Total	4,405,416	22,773	4,428,189

Notes Receivable from Real Estate Joint Ventures and Partnerships	61,537		61,537
Unamortized Debt and Lease Costs	115,208	268	115,476
Accrued Rent and Accounts Receivable, net	77,811		77,811
Other	224,450	(6,683)	217,767

Total	$4,884,422	$16,358	$4,900,780

LIABILITIES AND SHAREHOLDERS' EQUITY:

Debt	$3,055,545	$15,901	$3,071,446
Accounts Payable and Accrued Expenses	139,496		139,496
Other	85,906	457	86,363

Total	3,280,947	16,358	3,297,305

Minority Interest	96,710		96,710

Shareholders' Equity	1,506,765		1,506,765

Total	$4,884,422	$16,358	$4,900,780

See accompanying notes and significant assumptions to pro forma condensed financial statements.

Weingarten Realty Investors
Notes and Significant Assumptions to Pro Forma Condensed Financial Statements
(Unaudited)

Note 1.                       Bourn, Devon and Prudential Properties Portfolios

The aggregate investment for the acquisitions described below was approximately $285 million and was allocated among land, buildings on an “as if vacant” basis, and other identifiable intangibles.  Other identifiable intangible assets and liabilities include the effect of out-of-market leases, the value of having leases in place (lease origination and absorption costs), out-of-market assumed mortgages and tenant relationships.  At the date of acquisition, these purchases were funded either using our revolving line of credit, an assumed mortgage, the available cash generated from dispositions of properties or cash flow generated by our operating properties.  Pro forma revenues and expenses, other than interest and depreciation, are based on the historical amounts of the Acquired Properties.

The Bourn Properties Portfolio consists of six shopping centers in Arizona totaling 781,000 square feet and was acquired for a total investment of approximately $140 million.  This purchase transaction includes an earnout provision of approximately $29 million, which is contingent upon the subsequent development of space by the seller.  This contingency agreement expires in 2010.  As of September 30, 2007, $5.2 million of this obligation has been paid and $4.2 million has been accrued.  The centers are leased to a diverse mix of strong national retailers as described in the table below:

Center Name	Acquisition Date	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date
Entrada de Oro	01/22/2007	89,000	Tucson, AZ	Wal-Mart, Taco Bell, Eegee’s, KFC	81%
Oracle Crossing	01/22/2007	254,000	Tucson, AZ	Kohl’s, Peter Piper Pizza, Sprouts Farmers Market	85%
Oracle Wetmore	01/22/2007	287,000	Tucson, AZ	Home Depot, Circuit City, PetSmart, Walgreen’s, BJ’s Restaurant & Brewery	89%
Scottsdale Horizon	01/22/2007	10,000	Scottsdale, AZ	Baja Fresh, Century 21, Cold Stone Creamery, Hungry Howie’s Pizza	100%
Madera Village	03/13/2007	97,000	Tucson, AZ	Safeway, Walgreen’s, Ace Hardware	100%
Shoppes at Bears Path	03/13/2007	44,000	Tucson, AZ	Carondolet Medical Group, Coldwell Banker, Leslie’s Poolmart	86%

The Devon Properties Portfolio consists of two industrial properties located in Virginia.  This acquisition adds 502,000 square feet to our portfolio and represents a total investment of approximately $26 million.  This purchase transaction includes an earnout provision of approximately $6 million, which is contingent upon the lease up of vacant space by the property seller.  As of September 30, 2007, $3.9 million of this obligation has been accrued.  This contingency agreement expires in 2009.  The properties are used as warehouse space by several nationally known tenants as described in the table below:

Center Name	Acquisition Date	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date
Walthall D	04/20/2007	287,000	Colonial Heights, VA	Sharper Image, Recall Total Information Management	66%
Northlake A	04/20/2007	215,000	Ashland, VA	FedEx Ground, Owens & Minor	100%

The Prudential Properties Portfolio consists of two shopping centers located in Atlanta, Georgia and Chicago, Illinois.  This acquisition adds 692,000 square feet to our portfolio and represents a total investment of approximately $118 million.  Anchor tenants include several strong national retailers as shown in the table below:

Center Name	Acquisition Date	Total Square Feet	Location	Anchors	Occupancy at Acquisition Date
Perimeter Village	07/03/2007	388,000	Atlanta, GA	Borders, Cost Plus, DSW, Wal-Mart	86%
Burbank Station	07/03/2007	304,000	Burbank, IL (Chicago)	Babies ‘R Us, Home Depot, Office Max, PetSmart, Sports Authority	100%

Note 2.                       Other Acquisitions

The aggregate investment for the Other Acquisitions described below was $171 million, of which $23 million was acquired after September 30, 2007.  This investment is allocated among land, buildings on an “as if vacant” basis, and other identifiable intangibles.  Other identifiable intangible assets and liabilities include the effect of out-of market leases, the value of having leases in place (lease origination and absorption costs), out-of-market assumed mortgages and tenant relationships.  An additional $69 million was invested in unconsolidated real estate joint ventures and partnerships to acquire seven retail and seven industrial properties.  At the date of acquisition, these purchases were funded either using our revolving line of credit, an assumed mortgage, the available cash generated from dispositions of properties or cash flow generated by our operating properties.  Pro forma revenues and expenses, other than interest and depreciation, are based on the historical amounts of the Other Acquisitions.

Retail Properties:
Cherokee Plaza, acquired in January 2007, is a 99,000 square foot grocery-anchored neighborhood center located in the prestigious Buckhead area in Atlanta, Georgia.  The 100% occupied property is anchored by a 57,000 square foot Kroger.

Sunrise West Shopping Center, acquired in January 2007, is a 76,000 square foot grocery-anchored neighborhood center located in Sunrise (Miami), Florida.  This 98% occupied property is anchored by a 44,000 square foot Publix.  Cole Park Plaza, acquired in February 2007, is an 82,000 square foot retail development located in Chapel Hill (Durham), North Carolina next to our existing Chatham Crossing shopping center.  Both of these properties were acquired through an existing 25%-owned unconsolidated real estate joint venture with AEW Capital Management.

Oak Grove Market Center, acquired in June 2007, is a 97,000 square foot grocery-anchored shopping center located in Portland, Oregon.  The 100% occupied center is anchored by a 53,000 square foot Safeway.

In July 2007, we acquired a portfolio of three retail power centers, adding 715,000 square feet to our portfolio under management.  These retail power centers are located in Florida, Georgia and Texas and were acquired through a new unconsolidated real estate joint venture with PNC Realty Investors on behalf of its institutional client, AFL-CIO Building Investment Trust (the “BIT”).  We own 20% of this joint venture with the BIT owning 80%.

Countryside Centre, a 243,000 square foot community center located in the St. Petersburg/Clearwater Area of Florida, was also acquired in July 2007.  This center is anchored by Albertson’s, TJ Maxx, Home Goods and Shoe Carnival.

Stella Link Shopping Center is a 29,000 square foot shopping center located in Houston, Texas, which was acquired in August 2007.  The center is anchored by Sellers Brothers and Burke’s Outlet.

The Shoppes at South Semoran is a 102,000 square foot shopping center located in suburban Orlando, Florida, which was acquired in September 2007.  This 100% occupied center is anchored by a 57,000 square foot Winn Dixie.

In September 2007, we acquired a 10% interest in Tully Corners Shopping Center through a tenancy-in-common arrangement.  This 116,000 square foot grocery-anchored shopping center located in San Jose, California is 97% leased and is anchored by Food Maxx, Petco and Party City.

In October 2007, we acquired a 10% interest in Paradise Key Shopping Center through a tenancy-in-common arrangement.  This 272,000 square foot grocery-anchored shopping center is located in Destin, Florida.

Industrial Properties:
Lakeland Business Park, acquired in January 2007, is a 100% leased 168,000 square foot industrial business center located in Lakeland (Tampa), Florida.

In April and May 2007, we acquired a portfolio of seven industrial properties located in Richmond, Virginia.  These properties were acquired through an existing 20%-owned unconsolidated real estate joint venture with PNC Realty Investors on behalf of its institutional client, the BIT.  This portfolio added 2.0 million square feet under management.

Town & Country Commerce Center, acquired in June 2007, is a 206,000 square foot industrial distribution center located in Houston, Texas.  The property is 100% leased to Arizona Tile and Seitel Solution Tech Center.

Riverview Distribution Center, acquired in August 2007, is a 265,000 square foot industrial center located in Atlanta, Georgia.  It is anchored by 109,000 square foot CHEP USA.

In October 2007, we acquired Westlake Industrial Centre, a 154,000 square foot industrial building, and South Park Industrial Centre, a 235,000 square foot industrial center, both of which are located in Atlanta, Georgia.

Note 3.                       Interest, Depreciation and Intangibles

The buildings are being depreciated over a period of 40 years.  Other identifiable intangible assets and liabilities include the effect of out-of-market leases, the value of having leases in place (lease origination and absorption costs), out-of-market assumed mortgages and tenant relationships.  The identified intangible assets and liabilities are amortized over the terms of the acquired leases or the remaining lives of the assumed mortgages.  The weighted average lease term of the leases in place ranges from 17 months to 236 months.

Interest expense was calculated as if the properties were acquired as of January 1, 2006 by first considering the interest rate of any mortgages secured by the related properties.  After consideration of any mortgages, a ratio of revolver debt to total Property, net and Investment in Real Estate Joint Ventures and Partnerships as of December 31, 2006 and September 30, 2007 was applied to the remaining purchase price balance.

The remaining term of the assumed mortgages ranged from 37 months to 101 months and had stated rates that ranged from 5.0% to 7.1%.  The weighted average number of months remaining was 75 months at a weighted average stated rate of 5.7%.

The revolver debt ratio equated to 74% and 69% at December 31, 2006 and September 30, 2007, respectively.  The weighted average interest rate of the revolver for the year ended December 31, 2006 and the nine months ended September 30, 2007 was 6.1% and 7.1%, respectively.

Weingarten Realty Investors
Consolidated Statement of Estimated Taxable Operating Results
and Cash to be Made Available By Operations
For the Year Ended December 31, 2006
(in thousands)
(Unaudited)

The following unaudited statement is a pro forma estimate of consolidated taxable operating results and cash to be made available by operations for the year ended December 31, 2006.  The pro forma statement is based on our historical operating results for the year ended December 31, 2006 adjusted for the effect of the acquisition of the Bourn Properties Portfolio, the Devon Properties Portfolio, the Prudential Properties Portfolio and the Other Acquisitions, as set forth in the notes and significant assumptions to the pro forma financial statements, and the adjustment for discontinued operations that resulted from dispositions of real estate assets during the period from January 1, 2007 through September 30, 2007 in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  This statement does not purport to forecast actual operating results for any future periods.

Revenue	$573,468

Expenses:
Depreciation and amortization	130,375
Operating	91,560
Ad valorem taxes	67,416
General and administrative	23,801
Total Expenses	313,152

Operating Income	260,316
Interest Expense	(168,670)
Interest and Other Income	9,044
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	17,397
Income Allocated to Minority Interests	(6,414)
Gain on Sale of Properties	22,493
Gain on Land and Merchant Development Sales	7,166
Provision for Income Taxes	(1,366)
Income from Discontinued Operations	161,796
Estimated Taxable Operating Income	301,762

Adjustments:
Depreciation and amortization	140,598
Equity in earnings of real estate joint ventures and partnerships, net	(17,397)
Income allocated to minority interests	6,414
Gain on sale of properties	(22,467)
Distributions of income from unconsolidated entities	2,524
Changes in accrued rent and accounts receivable	(18,056)
Changes in other assets	(37,607)
Changes in accounts payable and accrued expenses	43,641
Other, net	(1,518)

Estimated Cash to be Made Available from Operations	$397,894

Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2008

WEINGARTEN REALTY INVESTORS
(Registrant)

By:	/s/ Joe D. Shafer
Joe D. Shafer
Vice President/Chief Accounting Officer
(Principal Accounting Officer)